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                                                                    EXHIBIT 10.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the inclusion in this Form 20-F/A of our reports dated January 30, 2002, and to the incorporation of our reports included in this Form 20-F/A into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-85168, 333-09292 and 333-74321.



                                          /s/ Arthur Andersen



Glasgow, United Kingdom
July 15, 2002